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                                                                    EXHIBIT 10.4

                     AMENDMENT NO. 3 TO AMENDED AND RESTATED
                           LOAN AND SECURITY AGREEMENT

      AMENDMENT NO. 3 TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT, dated as of September 3, 2004, by and among Lexington Precision Corporation, a Delaware corporation ("LPC"), Lexington Rubber Group, Inc. ("LRG" and together with LPC, individually, each a "Borrower" and collectively, "Borrowers"), the parties to the Loan Agreement (as hereinafter defined) as lenders (each individually, a "Lender" and collectively, "Lenders") and Congress Financial Corporation, a Delaware corporation, in its capacity as agent for Lenders (in such capacity, "Agent").

                              W I T N E S S E T H :


      Whereas, Agent, Lenders and Borrowers have entered into financing arrangements pursuant to which Lenders (or Agent on behalf of Lenders) have made and may make loans and advances to Borrowers as set forth in the Amended and Restated Loan and Security Agreement, dated December 18, 2003, by and among Borrowers, Agent, The CIT Group/Business Credit, Inc., in its capacity as co-agent (in such capacity, "Co-Agent"), and Lenders, as amended by Amendment No. 1 to Amended and Restated Loan and Security Agreement, dated as of March 31, 2004, by and among Borrowers, Agent and Lenders and by Amendment No. 2 to Amended and Restated Loan and Security Agreement, dated as of August 16, 2004, by and among Borrowers, Agent and Lenders (as the same now exists and is amended hereby or may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement"), and other agreements, documents and instruments at any time executed and/or delivered in connection therewith (all of the foregoing, including the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the "Financing Agreements").

      WHEREAS, Borrowers have requested that Agent and Lenders agree to certain amendments to the Loan Agreement and Agent and Lenders are willing to agree to such amendments, subject to the terms and conditions contained herein; and

      WHEREAS, by this Amendment No. 3, Borrowers, Agent and Lenders intend to evidence such amendments.

      NOW, THEREFORE, in consideration of the foregoing and the mutual agreements and covenants contained herein, the parties hereto agree as follows:

SECTION 1. Definitions.

            1.1 Additional Definitions. As used herein, the following terms shall have the respective meanings given to them below and the Loan Agreement shall be deemed and is hereby amended to include, in addition and not in limitation, each of the following definitions:

                  (a) "Amendment No. 3" shall mean this Amendment No. 3 to Amended Restated Loan and Security Agreement by and among Agent, Lenders and Borrowers as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed,
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restated or replaced, and the Loan Agreement shall be deemed and is hereby amended to include, in addition and not in limitation of, such definition.

                  (b) "Cohanzick Debt" shall mean all unsecured indebtedness, obligations and liabilities of every kind, nature and description owing by any Borrower to Cohanzick High Yield, including principal, interest, charges, fees, premiums, indemnities, costs and expenses, however evidenced, whether as a principal, surety, endorser, guarantor or otherwise, arising under the Cohanzick Loan Documents.

                  (c) "Cohanzick Loan Documents" shall mean, individually and collectively (as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced), the following: (i) the Loan Agreement, dated as of September 3, 2004, among Borrowers and Cohanzick High Yield ("Cohanzick Loan Agreement") and (ii) all other agreements, documents and instruments executed and delivered by the Borrowers in connection therewith.

                  (d) "Cohanzick High Yield" shall mean Cohanzick High Yield Partners, L.P., a Delaware limited partnership, and its respective heirs, executors, trustees, legal representatives, successors and assigns.

            1.2 Defined Terms. For purposes of this Amendment No. 3, unless otherwise defined herein, all terms used herein, including, but not limited to, those terms used and/or defined in the recitals above, shall have the respective meanings assigned to such terms in the Loan Agreement.

SECTION 2. Amendments.

            2.1 Section 9.9(f)(v) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

            "(v) Borrowers shall not, directly or indirectly, redeem, retire, defease, purchase or otherwise acquire all or any part of such Indebtedness other than at maturity (as set forth in the Senior Subordinated Note Indenture as in effect on the date hereof or as extended after the date hereof), or set aside or otherwise deposit or invest any sums for such purpose, except, that: (i) Borrowers may redeem or purchase all or any part of such Indebtedness after one
            (1) year from the date of this Agreement, provided, that, as of the date of any such redemption or purchase or any payment in respect thereof and after giving effect thereto: (A) Borrowers shall give to Agent written notice thereof on the day Borrowers so redeem or purchase all or any part of such Indebtedness, which notice shall specify the maximum amount that Borrowers will pay in respect thereof and the range of the principal amount of the Senior Subordinated Notes which Borrowers anticipate will be so redeemed or purchased, (B) as of the date of any such redemption or purchase or payments in respect thereof and after giving effect thereto, the aggregate amount of the Excess Availability of Borrowers shall be not less than $4,000,000 and (C) as of the date of any such redemption or purchase or payment in respect thereof and after giving effect thereto, no Default or Event of Default shall exist or have occurred and be continuing; and (ii) notwithstanding anything set forth in clause


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            (i) of this Section 9.9(f)(v), Borrowers may redeem or purchase
            Senior Subordinated Notes for aggregate consideration of not more than $10,000,000 with the proceeds of loans made to Borrowers by Cohanzick High Yield pursuant to the terms of the Cohanzick Loan Documents, provided, that: (x) Borrowers shall give to Agent written notice thereof no less than two (2) Business Days prior to Borrowers' proposed redemption or purchase of all or any part of such Indebtedness, which notice shall specify the maximum amount that Borrowers will pay in respect thereof and the range of the principal amount of the Senior Subordinated Notes which Borrowers anticipate will be so redeemed or purchased, (y) as of the date of any such redemption or purchase or any payment in respect thereof and for the two (2) consecutive Business Days immediately prior to such date, the aggregate amount of the Excess Availability of Borrowers shall be not less than $2,000,000 and (z) as of the date of any such redemption or purchase or payment in respect thereof and after giving effect thereto, no Default or Event of Default shall exist or have occurred and be continuing."

            2.2 Section 9.9 of the Loan Agreement is hereby amended by deleting the word "and" appearing at the end of Section 9.9(l), replacing the period appearing at the end of Section 9.9(m) with "; and", and adding a new Section 9.9(n) as follows:

            "(n) the Cohanzick Debt evidenced by or arising under the Cohanzick Loan Documents (as in effect on the date hereof or as amended in accordance with clause (v) below), provided, that:

            (i) the principal amount of such Indebtedness shall not exceed $7,000,000, less the aggregate amount of all repayments, repurchases or redemptions thereof, whether optional or mandatory, plus interest thereon at the rate provided in the Cohanzick Loan Documents as in effect on the date hereof,

            (ii) as of the date of the Cohanzick Loan Agreement, no default, or event which with notice or passage of time or both would constitute an event of default has occurred under the Cohanzick Loans Documents,

            (iii) Agent shall have received true, correct and complete copies of all of the Cohanzick Loans Documents, as executed and delivered by the parties thereto,

            (iv) Borrowers shall not, directly or indirectly, make, or be required to make, any payments in respect of such Indebtedness, except, that, Borrowers may (A) make regularly scheduled payments (as set forth in Section 3 of the Cohanzick Loan Agreement) of interest in respect of the Cohanzick Debt in accordance with the terms of the Cohanzick Loan Documents as in effect on the date hereof and (B) prepay (as set forth in Section 2 of the Cohanzick Loan Agreement) all or any portion of the principal amount of the Cohanzick Debt at any time, or from time to time, after December 31, 2004; provided, that, at the time of and after giving effect to such prepayment, (x) the aggregate amount of the Excess Availability of Borrowers shall be not less than $4,000,000 and (y) no Default or Event of Default shall have occurred and be continuing;


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            (v) Borrowers shall not, directly or indirectly, (A) amend, modify, alter or change in any material respect any of the material terms of such Indebtedness or any of the Cohanzick Loan Documents as in effect on the date hereof, except, that, Borrowers may, after prior written notice to Agent, amend, modify, alter or change the terms thereof so as to extend the maturity thereof or defer the timing of any payments in respect thereof, or to forgive or cancel any portion of such Indebtedness other than pursuant to payments thereof, or to reduce the interest rate or any fees in connection therewith, or to release any liens on or security interests in any assets or properties of Borrowers, or (B) redeem, retire, defease, purchase or otherwise acquire such Indebtedness, or set aside or otherwise deposit or invest any sums for such purpose, except as permitted in clause (iv) above, and

            (vi) Borrowers shall furnish to Agent all notices of default or demands for payment in connection with such Indebtedness either received by the Borrowers or on their behalf promptly after the receipt thereof, and all such notices or demands sent by any Borrower or on its behalf concurrently with the sending thereof, as the case may be;"

            2.3 Section 9.10 of the Loan Agreement is hereby amended by deleting the word "and" appearing at the end of Section 9.10(j), replacing the period appearing at the end of Section 9.9(k) with "; and", and adding a new Section 9.9(l) as follows:

            "(l) any purchase or repurchase by the Borrowers of all or any part of the Indebtedness evidenced by the Senior Subordinated Note Indenture (as in effect on the date hereof or as permitted to be amended pursuant to the terms hereof) that is permitted pursuant to
            Section 9.9(f)(v) of this Loan Agreement."

SECTION 3. Waivers.

            3.1 Subject to the terms and conditions set forth herein and solely in connection with the financing of Borrowers by Cohanzick High Yield as set forth in the Cohanzick Loan Documents, as in effect on the date hereof, Agent, Co-Agent and Lenders hereby waive (a)Borrowers' obligation to comply with the conditions set forth in Section 2.6(b) of the Loan Agreement in respect of the incurrence of Indebtedness permitted under Section 9.9(n) of the Loan Agreement,
(b) the provisions set forth in Section 9.9(h) of the Loan Agreement and (c) the provision set forth in Section 2.6(b)(iii) of the Loan Agreement.

            3.2 The Agent, Co-Agent and the Lenders hereby acknowledge that the Borrowers are entering into a waiver and consent with respect to the Cohanzick Debt and the Term Loan Lender Agreements on the terms set forth in that certain Waiver and Consent dated the date hereof among the Borrowers and Term Loan Agent, and consent thereto for all purposes in accordance with the provisions of
Section 9.9(e)(v) of the Loan Agreement. The Agent, the Co-Agent and the Lenders further confirm their consent to Amendment No. 1, Amendment No. 2 and Amendment No. 3 to the Term Loan Lender Agreements.

            3.3 Agent has not waived, is not by this Agreement waiving, and has no intention of waiving any Event of Default which may have occurred on or prior to the date hereof, whether or not continuing on the date hereof, or which may occur after the date hereof.


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The foregoing waiver shall not be construed as a bar to or a waiver of any Event of Default on any future occasion and shall not constitute a waiver, express or implied, of any of the rights and remedies of Agent arising under the terms of the Loan Agreement or any other Financing Agreements on any future occasion or otherwise.

SECTION 4. Additional Events of Default. The parties hereto acknowledge, confirm and agree that the failure of any Borrower to comply with any of the covenants, conditions and agreements contained herein or in any other agreement, document or instrument at any time executed by any Borrower in connection herewith shall constitute an Event of Default under the Financing Agreements.

SECTION 5. Representations and Warranties. Borrowers, jointly and severally, represent, warrant and covenant with and to Agent and Lenders as follows, which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof, the truth and accuracy of, or compliance with each, together with the representations, warranties and covenants in the other Financing Agreements, being a continuing condition of the making of any Loans by Lenders to Borrowers:

            5.1 As of the date hereof and after giving effect to this Amendment No. 3, no Default or Event of Default has occurred and is continuing.

            5.2 Amendment No. 3 has been duly executed and delivered by Borrowers and is in full force and effect as of the date hereof and the agreements and obligations of Borrowers contained herein constitute legal, valid and binding obligations of Borrowers enforceable against Borrowers in accordance with their respective terms.

SECTION 6. Conditions Precedent. This Amendment No. 3 shall be effective as of September 3, 2004 but only upon the satisfaction of each of the following conditions precedent in a manner satisfactory to Agent:

            6.1 Agent shall have received an original of this Amendment No. 3, duly authorized, executed and delivered by each Borrower; and

            6.2 no Default or Event of Default shall exist or have occurred and be continuing (after giving effect to the amendments and waivers set forth in this Amendment No. 3).

SECTION 7. General.

            7.1 Except as modified pursuant hereto, no other changes or modifications to the Financing Agreements are intended or implied and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the date hereof. To the extent of conflict between the terms of this Amendment No. 3 and the Financing Agreements, the terms of this Amendment No. 3 shall control.

            7.2 The parties hereto shall execute and deliver such additional documents and take such additional action as may be necessary to effectuate the provisions and purposes of this Amendment No. 3.


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            7.3 The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the laws of the State of New York, but excluding any principles of conflicts of law or other rule of law that would result in the application of the law of any jurisdiction other than the laws of the State of New York.

            7.4 This Amendment No. 3 is binding upon and shall inure to the benefit of Agent, Lenders and Borrowers and their respective successors and assigns.

            7.5 The execution of this Amendment No. 3 by the Agent and Co-Agent represents the consent and authorization of the Required Lenders under the Loan Agreement with respect to the matters set forth herein.

            7.6 This Amendment No. 3 may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original but all of which when taken together shall constitute one and the same instrument. In making proof of this Amendment No. 3, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. Delivery of an executed counterpart of this Amendment No. 3 by telefacsimile shall have the same force and effect as delivery of an original executed counterpart of this Amendment No. 3. Any party delivering an executed counterpart of this Amendment No. 3 by telefacsimile also shall deliver an original executed counterpart of this Amendment No. 3, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment No. 3 as to such party or any other party.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


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      IN WITNESS WHEREOF, Agent, Lenders and Borrowers have caused this
Amendment No. 3 to be duly executed as of the day and year first above written.

                                       LEXINGTON PRECISION CORPORATION


                                       By:       /s/ Warren Delano
                                          --------------------------------------

                                       Title:    President
                                             -----------------------------------

                                       LEXINGTON RUBBER GROUP, INC.


                                       By:       /s/ Warren Delano
                                          --------------------------------------

                                       Title:    President
                                             -----------------------------------


AGREED:

CONGRESS FINANCIAL CORPORATION,
as Agent and Lender

By:          /s/ Herb Korn
   ------------------------------------

Title:       Vice President
      ---------------------------------


THE CIT GROUP/BUSINESS CREDIT, INC.,
as Lender

By:          /s/ Louis McKinley
   ------------------------------------

Title:        Vice President
      ---------------------------------